UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2003


                               REFOCUS GROUP, INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                           0-32543               75-2910096
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
 incorporation or organization)                               dentification No.)


10300 NORTH CENTRAL EXPRESSWAY, SUITE 104
DALLAS, TX                                                         75231
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (214) 368-0200


            VERYBESTOFTHEINTERNET.COM, INC., 1950 STEMMONS FREEWAY,
                          SUITE 4048, DALLAS, TX 75207
         (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 14, 2003, S.W. Hatfield, CPA, or Hatfield, resigned as the independent auditor of Refocus Group, Inc., a Delaware corporation formerly known as VeryBestoftheInternet.com, Inc., or the Registrant.

     In anticipation of Hatfield's resignation, the board of directors of the Registrant approved the engagement of Deloitte & Touche LLP as the Registrant's independent auditor for the fiscal year ending 2003 at a meeting held on March 6, 2003, to be effective upon Hatfield's resignation. Deloitte & Touche LLP has been the independent auditor for Presby Corp., the accounting acquirer of the Registrant, since inception in 1994. The merger of a wholly-owned subsidiary of the Registrant and Presby Corp. is described more fully in a Current Report on Form 8-K dated March 12, 2003. Historical reports filed by the Registrant after the merger will be those of Presby Corp., the continuing reporting entity, including the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. As a result of being the auditors of Presby Corp., Deloitte & Touche LLP did have consultations with Presby Corp. regarding the merger.

     The reports of Hatfield on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2002 and December 31, 2001, and through March 14, 2003, there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the matter in his reports.

     During the two most recent fiscal years and through March 14, 2003, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Registrant has provided Hatfield with a copy of this Current Report on Form 8-K and has requested Hatfield to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements and, if not, to state the respects in which he does not agree with such statements. Hatfield's response letter, dated March 19, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a) Financial statements of businesses acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.


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

     (c) Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-B:


     EXHIBIT
     NUMBER                           DESCRIPTION OF EXHIBIT
     -------                          ----------------------
      16.1 -           S. W. Hatfield, CPA, Response Letter, dated as of March
                       19, 2003.














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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 19, 2003                    REFOCUS GROUP, INC.



                                        By:     /s/ Mark A. Cox
                                                --------------------------------
                                        Name:   Mark A. Cox
                                        Title:  Vice President, Secretary and
                                                Chief Financial Officer








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


                               INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                           DESCRIPTION OF EXHIBIT
     -------                          ----------------------
      16.1 -           S. W. Hatfield, CPA, Response Letter, dated as of March
                       19, 2003.


























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